Exhibit 3.3

                                     BY-LAWS

                                       OF



                              NEUROTECH CORPOPATION
                              ---------------------


                               ARTICLE I - OFFICES
                               -------------------

The office of the Corporation shall be located in the City and State designated in the Articles of Incorporation, The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.


                      ARTICLE II - MEETING OF SHAREHOLDERS
                      ------------------------------------

 Section 1 - Annual Meetings:
 ---------------------------

The annual meeting of the shareholders of the Corporation shall be held within five months after the close of the fiscal year of the Corporation, for the purpose of electing directors, and transacting such other business as may properly come before the meeting.

 Section 2 - Special Meetings:
 ----------------------------

Special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or the Secretary at the written request of the holders of ten per cent (10%) of the shares then outstanding and entitled to vote thereat, or as otherwise required under the provisions of the Business Corporation Act.

 Section 3 - Place of Meetings:
 -----------------------------

All meetings of shareholders shall be held at the principal office of the Corporation, or at such other places as shall be designated in the notices or waivers of notice of such meetings.

 Section 4 - Notice of Meetings:
 -------------------------------

By-Laws - 2(a) Except as otherwise provided by Statute, written notice of each meeting of shareholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than fifteen nor more than fifty days before the meeting, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is `called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle shareholders to receive payment for their shares pursuant to Statute, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

(b) Notice of any meeting need. not be given to any person who may become a shareholder of record after the mailing of such notice and prior to the meeting, or to any shareholder who attends such meeting, in person or by proxy, or to any shareholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting. Notice of any adjourned meeting of shareholders need not be given, unless otherwise required by statute.


 Section 5 - Quorum:
 -------------------

(a) Except as otherwise provided herein, or by statute, or in the Certificate of Incorporation (such Certificate and any amendments thereof being hereinafter collectively referred to as the ~Certificate of Incorporation"), at all meetings of shareholders of the Corporation, the presence"at the commencement of such meetings in person or by proxy of shareholders holding of record a majority of the total number of shares of the Corporation then issued. and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum~ after a quorum has been established at such meeting.

(b) Despite the absence of a quorum at any annual or special meeting of shareholders, the shareholders, by a majority of the votes cast by the holders of shares entitled to vote thereon, may adjourn the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted at the meeting as originally called if a quorum had been present.

 Section 6 - Voting:
 -------------------

(a) Except as otherwise provided by statute or by the Certificate of Incorporation, any corporate action, other than the election of directors, to be taken by vote of the shareholders, shall be authorized by a majority of votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

(b) Except as otherwise provided by statute or by the Certificate of Incorporation, at each meeting of shareholders, each holder of record of stock of the Corporation entitled to vote thereat, shall be entitled to one vote for each share of stock registered in his name on the books of the Corporation.

(c) Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so `by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself, or by his attorney--in--fact thereunto duly authorized in writing. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the person executing it shall have specified therein the length of time it is to continue in force. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the recoidaof the Corporation.

(d) Any resolution in writing, signed by all of the shareholders entitled to vote thereon, shall be and constitute action by such shareholders to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of shareholders and such resolution so signed shall be inserted in the Minute Book of the Corporation under its proper date.

                        ARTICLE III - BOARD OF DIRECTORS
                        --------------------------------


 Section 1 - Number, Election and Term of Office:
 -----------------------------------------------

(a) The number of the directors of the Corporation shall be three (3 ), unless and until otherwise determined by vote of a thajority of the entire Board of Directors. The number of Directors shall not be less than three, unless all of the outstanding shares are owned beneficially and of record by less than three shareholders, in which event the number of directors shall not be less than the number of shareholders permitted by statute.

(b) Except as may otherwise be provided herein or in the Certificate of Incorporation, the members of the Board of Directors of the Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares, present in person or by proxy, entitled to vote in the election.

(c) Each director shall hold office until the annual meeting of the shareholders next succeeding his election, and until his successor is elected and qualified, or until his prior death, resignation or removal.


 Section 2 - Duties and Powers:
 ------------------------------

The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except as are in the Certificate of Incorporation or by statute expressly conferred upon or reserved to the shareholders.

 Section 3 - Annual and Regular Meetings; Notice:
 -----------------------------------------------

(a) A regular annual meeting of the Board of Directors shall be held immediately following the annual meeting of the shareholders, at the place of such annual meeting of shareholders.

(b) The Board of Directors, from time to time, may provide by resolution for the holding of other regular meetings of the Board of Directors, and may fix the time and place thereof.

(c) Notice of any regular meeting of the Board of Directors shall not be required to be given and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meetirig,notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in paragraph (b) Section 4 of this Article III, with respect to special meetings, unless such notice shall be waived in the manner set forth in paragraph (c) of such Section 4.


 Section 4 - Special Meetings; Notice:
 ------------------------------------

(a) Special meetings of the Board of Directors shall be held whenever called by the President or by one of the directors, at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Except as otherwise required by statute,notice of special meetings shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least ten (lO)days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than two (2) days before the day on which the meeting is to be held. A notice, or waiver of notice, except as required by Section 8 of this Article III, need not specify the purpose of the meeting.

(c) Notice of any special meeting shall not be required to be given to any director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given.

 Section 5 - Chairman:
 ---------------------

At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, shall preside. If there shall be no Chairman, or he shall be absent, then the President shall preside, and in his absence, a Chairman chosen by the directors shall preside.

 Section 6 - Quroum and Adjournments:
 ------------------------------------

(a) At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or by these By--Laws.

(b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.


 Section 7 -- Manner of Acting:
 ------------------------------

(a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b)  Except  as  otherwise   provided  by  statute,   by  the   Certificate   of
Incorporation, or by these By-Laws, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. Any action authorized, in writing, by all of the directors entitled to vote thereon and filed with the minutes of the corporation shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

 Section 8 -- Vacancies:
 -----------------------

Any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal (unless a vacancy created by the removal of a director by the shareholders shall be filled by the shareholders at the meeting at which the removal was effected) or inability to act of any director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the Board of Directors called for that purpose.


 Section 9 -- Resignation:
 -------------------------

Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

 Section 10 - Removal:
 ---------------------

Any director may be removed with or without cause at any time by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of the Corporation at a special meeting of the shareholders called for that purpose, and may be removed for cause by action of the Board.

 Section 11 - Salary:
 --------------------

No stated salary shall be paid to directors, as such, for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation theref or.

 Section 12 - Contracts:
 -----------------------

(a) No contract or other transaction between this Corporation and any other Corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that any one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other Corporation, provided that such facts are disclosed or made known to the Board of Directors.

(b) Any director, personally and individually, may be a party to br may `be interested in any contract or transaction of this Corporation, and no director shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken. Such director or directors may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

 Section 13 - Committees:
 ------------------------

The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they may deem desirable, each consisting of three or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board.


                              ARTICLE IV - OFFICERS
                              ---------------------


 Section 1 - Number, Qualifications, Election and Term of Office:
 ----------------------------------------------------------------

(a) The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, and such other officers, including a Chairman of the Board of Directors, and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable. Any officer other than the Chairman of the Board of Directors may be, but is not required to be, a director of the Corporation. Any two or more offices may be held by the same person.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of shareholders.

(c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been elected and qualified, or until his death, resignation or removal.


 Section 2 - Resignation:
 ------------------------

Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer and the acceptance of such resignation shall not be necessary to make it effective.

 Section 3 - Removal:
 --------------------

Any officer may be removed, either with or without cause, and a successor elected by a majority vote of the Board of Directors at any time.


 Section 4 - Vacancies:
 ----------------------

A vacancy in any office by reason of death, resignation, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by a majority vote of the Board of Directors.


 Section 5 - Duties of Officers:
 -------------------------------

Officers of the Corporation shall, unless otherwise provided by the Board of Directors, each have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be set forth in these by--laws, or may from time to time be specifically conferred or imposed by the Board of Directors. The President shall be the chief executive officer of the Corporation.


 Section 6 - Sureties and Bonds:
 -------------------------------

In case the Board of Directors shall so require, any officer, employee or agent of the Corporation shall execute to the Corporation a bond in. such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsiblity for negligence and for the accounting for all property;' funds or securities of the Corporation which may come into his hands.


 Section 7 - Shares of Other Corporations:
 -----------------------------------------

Whenever the Corporation is the holder of shares of any other Corporation, any right or power of the Corporation assuch shareholder (including the attendance, acting and voting at shareholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, any Vice President, or such other person as the Board of Directors may authorize.



                           ARTICLE V - SHARES OF STOCK
                           ---------------------------

 Section 1 - Certificate of Stock:
 ---------------------------------

(a) The certificates representing shares of the Corporation shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. They shall bear the holder's name and the number of shares, and shall be signed by (i) the Chairman of the Board or the President or a Vice President, and (ii) the Secretary or Treasurer, or any Assistant Secretary or Assistant Treasurer, and shall bear the corporate seal.

(b) No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

(c) To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a shareholder, except as therein provided.

 Section 2 - Lost or Destroyed Certificates:
 -------------------------------------------

The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any ~1oss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate 1theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do.

 Section 3 - Transfers of Shares:
 --------------------------------

(a) Transfers of shares of the Corporation shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes arid, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it snail have express or other notice thereof, except as otherwise expressly provided by law.

 Section 4 - Record Date:
 -----------------------

In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding fifty days, nor less than ten days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any bther action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

                             ARTICLE VI - DIVIDENDS
                             ----------------------

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.


                            ARTICLE VII - FISCAL YEAR
                            -------------------------

The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time, subject to applicable law.


                          ARTICLE VIII - CORPORATE SEAL
                          -----------------------------

The corporate seal, if any, shall be in such form `;as shall be approved from time to time by the Board of Directors.


                             ARTICLE IX - AMENDMENTS
                             -----------------------

 Section 1 - By Shareholders:
 ---------------------------

All by-laws of the Corporation shall be subjec.t ~to-a'1terati'on or repeal, and new by-laws may be made, by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

 Section 2 - By Directors:
 -------------------------

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, by-laws of the Corporation; provided, however, that the shareholders entitled to vote with respect thereto as in this Article IX above--provided may alter, amend or repeal by-laws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors, or to change any provisions of the by-Laws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the sh~roid~r~ If any by--law ~~ulating an impending ~i~tiofl of directors is adopt~, amended or repealed by tne Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the by--law so adopted, amended or repealed, together with a concise 8taternent of the changes made.

                              ARTICLE X - INDENNITY
                              ---------------------

(a) Any person made a party to any action, suit or proceeding, by reason of the fact that he, his testator or intestate representative is or was a director, officer or employee of the Corporation, or of any Corporation in which he served as such at the request of the Corporation, shall be indemnified by the Corporation against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceedings, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, or in connection with any appeal therein that such officer, director or employee is Liable~ for negligence or misconduct in the performance of his duties.

(b) The foregoing right of indemnification shall not be deemed exclusive of any other rights to which any officer or director or employee may be entitled apart from the provisions of this section.

(c) The amount of indemnity to which any officer or any director may be entitled shall be fixed by the Board of Directors, except that in any case where there is rio disinterested majority of the Board available, the amount shall be fixed by arbitration pursuant to the then existing rules of the American Arbitration Association.'t


         The  undersigned   Incorporator  certifies  that  he  has  adopted  the
foregoing by--laws as the first by--laws of the Corporation.


Dated:  1st September 1983
        ------------------


                                                  /S/ J. C. Busby
                                                  ----------------------
                                                  J. C. Busby
                                                  Incorporator

                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                      DATED 09:40 AM  03/01/1996
                                                             960063253 - 2016838



                            CERTlFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


                              NEUROTECH CORPORATION

                -------------------------------------------------
                  Adopted in accordance with the provisions of
                   Section 242 of the General Corporation Law
                            of the state of Delaware
                -------------------------------------------------

         We, Harold Goldstein, President and Steven A. Massey, Assistant Secretary of Neurotech Corporation, a corporation existing under the laws of the State of Delaware do hereby certify as follows:

         FIRST: That the Certificate of lncorporation of said corporation be amended as follows:

         1. By striking out the whole of Article Fourth thereof as it now exists and inserting in lieu and instead thereof a new Article Fourth, reading as follows;

         "The total number of shares of stock which the Corporation is authorized to issue is 40,000,000 with a par value of $.01 per share."

         SECOND:  That such  amendment has been duly adopted in accordance  with
Section 228 of the General Corporation Law of the State of Delaware by the written consent of the holders of not less than a majority of the outstanding stock entitled to vote thereon.


         IN  WITNESS  WHEREOF,   said  Neurotech  Corporation  has  caused  this
certificate to be signed by


 /S/ Harold Goldstein, and
 -------------------------------
     Harold Goldstein, President

 /S/  Steven A. Massey
 ----------------------------------------------
 Attest:  Steven A. Massey, Assistant Secretary

 this 1st day of March, 1996

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION


                       NEUROTECH DEVELOPMENT CORPORATION
 ----------------------------------------------------------------------------
a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST:  That at a meeting of the Board of  Directors  of  NEUROTECH  DEVELOPMENT
                                                          ----------------------
CORPORATION
 ----------
resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "ARTICLE FOURTH" so that, as amended,
                                            --------------
said Article shall be and read as follows:

"The total  number of shares of stock which the  corporation  is  authorized  to
 -------------------------------------------------------------------------------
issue is 100,000,000 with a par value of $.01 per share."
 -------------------------------------------------------

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS  WHEREOF,  said  NEUROTECH  DEVELOPMENT  CORPORATION  has caused this
                            -----------------------------------
certificate to be signed by:

Bernard Artz, an Authorized Officer, this 10th day of December, 1999.
 -----------                              ----        --------------



                              By:  /S/ Bernard Artz
                                   --------------------------
                                       Authorized Officer
                              Name:    Bernard Artz
                              Title:   Chairman and Chief Executive Officer




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                                                             PAGE 1

                                State of Delaware

                        Office of the Secretary of State
                      -------------------------------------



         I, EDWARD J. FREEL,  SECRETARY  OF STATE OF THE STATE OF  DELAWARE,  DO

HEREBY CERTIFY  "NEUROTECH  DEVELOPMENT  CORPORATION" IS DULY INCORPORATED UNDER

THE  LAWS OF THE  STATE  OF  DELAWARE  AND IS IN GOOD  STANDING  AND HAS A LEGAL

CORPORATE  EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW,  AS OF THE FIRST

DAY OF JULY, A.D. 1998.













            [Secretary's Office
             Delaware State Seal]    /S/ Edward J. Freel
                                     --------------------------------------
                                     Edward J. Freel, Secretary of State

                                     AUTHENTICATION:       9173326
                                               DATE:       07-01-98
2016838 8300

981240989


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